Exhibit 10.55

                       SECOND AMENDMENT TO LOAN DOCUMENTS

         THIS SECOND AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is made and entered into as of this 30th day of June, 2009, by and among INTRAOP MEDICAL CORPORATION, a Nevada corporation (the "Company"), and the investors of the Company set forth on the signature pages hereto (the "Investors"). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Loan Documents (as defined below).

                                    RECITALS

         WHEREAS, pursuant to that certain Debenture Purchase Agreement, dated as of September 30, 2008 and amended as of April 9, 2009 (the "Purchase Agreement"), the Company has issued to the Investors 10% Senior Secured Debentures (as the same may have been amended and restated, the "Debentures");

         WHEREAS, to secure the Company's obligations under the Debentures, the Company and the Investors have entered into a Security Agreement, dated as of September 30, 2008 and amended as of April 9, 2009 (the "Security Agreement" and, together with the Purchase Agreement and the Debentures, the "Loan Documents"); and

         WHEREAS, the Company and the Investors wish to amend certain terms of the Loan Documents as described below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       AMENDMENT.

                   1.1      Amendment to Loan Documents.

                           (a) The Debentures are hereby amended by changing the
references to "June 30, 2009" in (i) the second paragraph of the preamble thereto and (ii) the definition of "Monthly Payment Date" in Section 1 thereof to "December 31, 2009".

                           (b) The Debentures are hereby amended by amending and
restating in its entirety the  definition of "Original  Issue Date" set forth in
Section 1 thereof as follows:

         ""Original  Issue Date" shall mean the date on which this Debenture was
         originally  issued   (notwithstanding   any  subsequent  amendment  and
         restatements hereof)."

                           (c) The Debentures are hereby amended by amending and
restating in its entirety clause (ii) of the second paragraph of the preamble thereto as follows:


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         "(ii) the date the Company closes an issuance,  or series of issuances, of promissory notes convertible into shares of its Common Stock with gross aggregate proceeds received by the Company of not less than $6,000,000 (other than pursuant to the Purchase Agreement)"

                           (d) The  Purchase  Agreement  is hereby  amended such
that the form of the Debenture attached thereto as Exhibit A is consistent with the amendments to the Debentures set forth in Sections 1.1(a), (b) and (c) of this Amendment.

                           (e) The  Purchase  Agreement  is  hereby  amended  by
changing the references to "June 30, 2009" and "$2,000,000" in the first sentence of Section 2.4 thereof to "December 31, 2009" and "$3,500,000", respectively.

                           (f) The  Security  Agreement  is  hereby  amended  by
changing the reference to "$3,500,000" in the preamble thereof to "$5,000,000".

                   1.2 Amendment to Warrants. As further consideration for the agreements of E.U. Capital Venture Inc. ("E.U. Capital") set forth in this Amendment, the Company hereby agrees that the "Warrant Price" set forth in
Section 1 of (i) those certain Warrants to Purchase Common Stock of the Company, issued on or around August 17, 2007, providing for the purchase of up to an aggregate of 1,083,515 shares of the Company's Common Stock (the "2007 Warrants"), and (ii) that certain Warrant to Purchase Common Stock of the Company, issued on or around August 1, 2008, providing for the purchase of up to 1,350,000 shares of the Company's Common Stock (the "2008 Warrant" and, together with the 2007 Warrants, the "Warrants"), is hereby amended to two cents and eight tenths of a cent ($0.028), subject to adjustment as provided in the Warrants.

                   1.3      Effect on Agreements.

                           (a) Except as expressly set forth in Sections 1.1 and
1.2 of this Amendment, the Loan Documents and the Warrants shall be and remain in full force and effect in accordance with their terms. The Loan Documents and the Warrants, as amended by Sections 1.1 and 1.2 of this Amendment, are hereby ratified and confirmed in all respects.

                           (b) Nothing  contained herein shall in any way impair
the Debentures now held for the Obligations, nor affect or impair any rights, powers, or remedies under the Loan Documents, it being the intent of the parties hereto that this Amendment shall not constitute a novation of the Debentures or an accord and satisfaction of the Obligations. The Company hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to the Loan Documents, as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remains Collateral for the Obligations from and after the date hereof.

         2.       MISCELLANEOUS.

                   2.1 Governing Law. This Amendment shall be governed by and construed under the internal laws of the State of Delaware in all respects, without giving effect to conflict of law principles thereof.

                   2.2 Entire Agreement. This Amendment and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

                   2.3 Severability. In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                   2.4 Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

                   2.5 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                   2.6 Additional Purchaser. By execution of this Amendment, each of VMG Holdings II, LLC and Lacuna Hedge Fund LLLP hereby: (a) acknowledges receipt of a copy of the Purchase Agreement, the Security Agreement and the other Loan Documents; and (b) agrees to become a party to, and be bound by, (i) the terms and conditions of the Purchase Agreement, as a "Purchaser" under the Purchase Agreement as if it were an original "Purchaser" party thereto, and (ii) the terms and conditions of the Security Agreement, as a "Secured Party" under the Security Agreement as if it were an original "Secured Party" party thereto, in each case with respect to all Debentures previously issued to it or that may be issued to it in the future pursuant to the terms of the Purchase Agreement.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the day and year first written above.

                                        COMPANY:

                                        INTRAOP MEDICAL CORPORATION


                                        By:  /s/ John Powers
                                             -----------------------------------
                                              Name:  John Powers
                                              Title: Chief Executive Officer

                                        INVESTORS:


                                        E.U. CAPITAL VENTURE, INC.


                                        By:  /s/ Hans Morkner
                                             -----------------------------------
                                              Name:
                                              Title:


                                        ENCYCLOPEDIA EQUIPMENT LLC


                                        By:  /s/ Oliver Janssen
                                             -----------------------------------
                                              Name:
                                              Title:


                                        LACUNA VENTURE FUND LLLP


                                          By:  Lacuna Hedge GP LLLP, its general
                                          partner

                                          By:  Lacuna, LLC, its general partner

                                        By: /s/ Richard O'Leary
                                            ------------------------------------
                                             Name:
                                             Title:


                                        VMG HOLDINGS II, LLC


                                        By: /s/ Gregory S. Koonsman
                                            ------------------------------------
                                             Name:  Gregory S. Koonsman
                                             Title:  Managing Partner

                                          /s/ Rawleigh Ralls
                                        ----------------------------------------
                                           RAWLEIGH RALLS

                                        LACUNA HEDGE FUND LLLP


                                          By:  Lacuna Hedge GP LLLP, its general
                                          partner

                                          By:  Lacuna, LLC, its general partner


                                        By: /s/ Richard O'Leary
                                            ------------------------------------
                                             Name:
                                             Title: